Exhibit 10.2 Execution Version FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (this “First Amendment”) dated as of December 13, 2024, is by and among RILEY EXPLORATION – PERMIAN, LLC, a Delaware limited liability company (the “Issuer”), RILEY EXPLORATION PERMIAN, INC., a Delaware corporation (the “Parent”), RILEY PERMIAN OPERATING COMPANY, LLC, a Delaware limited liability company (“Operating”), the Holders party hereto, and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Agent. RECITALS A. Reference is made to that certain Note Purchase Agreement dated as of April 3, 2023 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Existing Note Purchase Agreement”, and the Existing Note Purchase Agreement, as further amended hereby, the “Note Purchase Agreement”), by and among the Issuer, the Parent, Operating, each of the other Subsidiaries of the Issuer from time to time party thereto, the Agent, and the Holders from time to time party thereto, pursuant to which, among other things, the Holders purchased Notes from the Issuer. B. The Note Parties have (i) informed the Agent and the Holders that (A) in connection with the scheduled redetermination of the Borrowing Base to occur on or about October 1, 2024 pursuant to the RBL Credit Agreement, each of the Borrowing Base and the Aggregate Elected Commitment Amount will be increased from $375,000,000.00 to $400,000,000.00 (the “Fall 2024 Borrowing Base and Commitment Increase”), and (B) the Note Parties will not be able to comply with the requirements set forth in Section 7.14(a)(iv)(A) of the Existing Note Purchase Agreement in connection with the Fall 2024 Borrowing Base and Commitment Increase, and (ii) requested that the Agent and the Holders waive the requirements set forth in Section 7.14(a)(iv)(A) of the Existing Note Purchase Agreement in connection with the Fall 2024 Borrowing Base and Commitment Increase. C. The Note Parties have further (i) informed the Agent and the Holders that (A) the Issuer formed RP H2O Holdco LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of the Issuer (“RP H2O”), (B) RP H2O acquired seventy-five percent (75%) of the equity interests in Terra H2O LLC, a Delaware limited liability company and direct subsidiary of RP H2O (“Terra H2O”, and, together with RP H2O, collectively, the “H2O Entities”), (C) RP H2O contributed approximately $700,000 to the equity capital of Terra H2O (the transactions described in clauses (A) through (C) being collectively referred to herein as the “H2O Transactions”), and (D) as a result of the H2O Transactions, one or more Defaults and/or Events of Default may have occurred (1) as a result of violations of the terms set forth in Section 6.02(a), Section 6.02(e), Section 6.10, Section 7.03(c)(i), and/or Section 7.04 of the Existing Note Purchase Agreement and (2) pursuant to Section 8.01(f) of the Existing Note Purchase Agreement (collectively, together with any other Default or Event of Default arising out of any inaccuracy of any representation and warranty or failure to give any notice relating to any such Default or Event of Default, or otherwise arising solely as a result of the H2O Transactions, the “Specified Defaults”) and (ii) requested that the Agent and the Holders (A) waive the Specified Defaults and (B) amend the Existing Note Purchase Agreement in a manner such that the H2O Entities and the subsidiaries thereof shall constitute “Unrestricted Subsidiaries” under the Note Documents. D. The parties hereto have agreed to (i) waive the requirements set forth in Section 7.14(a)(iv)(A) of the Existing Note Purchase Agreement in connection with the Fall 2024 Borrowing

2 Base and Commitment Increase, (ii) waive the Specified Defaults, and (iii) amend certain provisions of the Note Purchase Agreement, in each case, as more fully set forth herein. E. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: Section 1. Defined Terms. Each capitalized term which is defined in the Existing Note Purchase Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Existing Note Purchase Agreement. Section 2. Amendments to Note Purchase Agreement. The Existing Note Purchase Agreement is hereby amended as follows: 2.1 Amended and Restated Definition. The defined term “Unrestricted Subsidiaries” contained in Section 1.01 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read in full as follows: “Unrestricted Subsidiaries” means, collectively, (a) RPC Power Holdco LLC and its subsidiaries and (b) RP H2O Holdco LLC and its subsidiaries, in each case, so long as any such Person (i) is not a “restricted subsidiary” for purposes of any indenture, credit agreement, or similar agreement under which any Note Party is an obligor that contains the concept of “restricted” and “unrestricted” subsidiaries or (ii) does not otherwise provide a Guarantee of the obligations thereunder. It is understood and agreed that (x) any Investment, Restricted Payment, and Asset Sale, in each case, made by the Parent, the Issuer and its Subsidiaries in or to RP H2O Holdco LLC and its subsidiaries, in each case, prior to December 13, 2024, shall be deemed to have occurred on December 13, 2024, immediately following the designation of RP H2O Holdco LLC and its subsidiaries as “Unrestricted Subsidiaries” on such date, for purposes of Section 7.04, Section 7.05, and Section 7.06 and (y) the Note Parties shall not be required to comply with the requirements set forth in Section 6.01(i), Section 7.04(l)(iii), or Section 7.05(f)(iii) in connection with such transactions deemed to have occurred on such date. Section 3. Limited Waiver. In reliance on the representations, warranties, covenants, and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 of this First Amendment, as of the First Amendment Effective Date, the Agent (at the direction of the Requisite Holders) and the Holders party hereto hereby (a) waive the requirements set forth in Section 7.14(a)(iv)(A) of the Existing Note Purchase Agreement in connection with the Fall 2024 Borrowing Base and Commitment Increase and (b) waive the Specified Defaults. Notwithstanding anything herein to the contrary, the waivers granted in this Section 3 are limited solely to the matters set forth in this Section 3 and nothing contained herein shall constitute a course of dealing or shall be deemed a consent to, or waiver of, any other action or inaction of any Note Party that constitutes (or would constitute) a violation of any provision of any Note Document. Neither any Holder nor the Agent shall be obligated to grant any future waivers with respect to any provision of any Note Document, and except to the extent expressly set forth herein, the waivers set forth in this Section 3 shall not be deemed to prejudice any right or rights that any Holder or the Agent may now have or may have in the future under or in connection with any Note Document. Section 4. Conditions Precedent. This First Amendment shall become effective on the date (such date, the “First Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 11.05 of the Existing Note Purchase Agreement):

3 4.1 The Agent shall have received from the Issuer, each other Note Party, and the Requisite Holders counterparts of this First Amendment signed on behalf of such Persons. 4.2 All fees and expenses required to be paid by the Note Parties pursuant to Section 11.02 of the Existing Note Purchase Agreement and invoiced at least three (3) Business Days before the First Amendment Effective Date (or such shorter period as may be reasonably agreed by the Issuer) shall have been paid in full in cash. 4.3 No Default or Event of Default (other than the Specified Defaults) shall have occurred and be continuing as of the First Amendment Effective Date. 4.4 The Agent and the Holders shall have received a true, complete, and executed copy of the Sixteenth Amendment to the RBL Credit Agreement. Without limiting the generality of the provisions of Section 9.03 of the Existing Note Purchase Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Holder that has signed this First Amendment shall be deemed to have consented to, approved, or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Holder, unless the Agent shall have received written notice from such Holder prior to the First Amendment Effective Date specifying its objection thereto. Section 5. Miscellaneous. 5.1 Confirmation. The provisions of the Existing Note Purchase Agreement, as amended by this First Amendment, shall remain in full force and effect following the First Amendment Effective Date. 5.2 Ratification and Affirmation; Representations and Warranties. Each Note Party hereby (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Note Document to which it is a party (as amended hereby) and agrees that each Note Document to which it is a party remains in full force and effect as expressly amended hereby, (c) agrees that from and after the First Amendment Effective Date each reference to the Note Purchase Agreement (including in the other Note Documents) shall be deemed to be a reference to the Existing Note Purchase Agreement, as amended by this First Amendment, and (d) represents and warrants to the Holders and the Agent that as of the date hereof immediately after giving effect to this First Amendment: (i) all of the representations and warranties of the Note Parties contained in the Note Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the First Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates), and (ii) no Default or Event of Default shall exist. 5.3 Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by facsimile or other electronic transmission, i.e. a “pdf” or a “tif”), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. 5.4 Integration. This First Amendment, the Note Purchase Agreement, and the other Note Documents executed in connection herewith and therewith represent the final agreement

4 among the parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations, or warranties by any Note Party, the Agent nor any Holder relative to the subject matter hereof not expressly set forth or referred to herein or in the other Note Documents. 5.5 GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. 5.6 Severability. Any provision of this First Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 5.7 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. 5.8 Note Document. This First Amendment is a “Note Document” as defined and described in the Existing Note Purchase Agreement, and all of the terms and provisions of the Existing Note Purchase Agreement relating to Note Documents shall apply hereto. 5.9 Direction to the Agent. By executing this First Amendment, the Holders party hereto, which constitute the Requisite Holders under the Existing Note Purchase Agreement, hereby authorize and direct the Agent to execute and deliver this First Amendment and such documents or instruments in furtherance hereof and acknowledge that these actions are covered by the provisions of Section 9.03 of the Existing Note Purchase Agreement. [Signature Pages Follow]

[First Amendment Signature Page] IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the First Amendment Effective Date. ISSUER: RILEY EXPLORATION – PERMIAN, LLC By: /s/ Philip Riley Name: Philip Riley Title: Chief Financial Officer PARENT: RILEY EXPLORATION PERMIAN, INC. By: /s/ Philip Riley Name: Philip Riley Title: Chief Financial Officer OPERATING: RILEY PERMIAN OPERATING COMPANY, LLC By: /s/ Philip Riley Name: Philip Riley Title: Chief Financial Officer

[First Amendment Signature Page] AGENT: U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION By: /s/ Aaron X. Smith Name: Aaron X. Smith Title: Vice President

[First Amendment Signature Page] HOLDERS: EOC PARTNERS FUND – C L.P. By: /s/ Richard Punches Name: Richard Punches Title: Managing Partner EOC PARTNERS CO-INVEST FUND – V LP By: /s/ Richard Punches Name: Richard Punches Title: Managing Partner